                                                                  EXHIBIT 10.8.1

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                           FIFTH AMENDED AND RESTATED

                            INVESTOR RIGHTS AGREEMENT



                                      among



                                TICKETS.COM, INC.

                                       and

                          THE STOCKHOLDERS NAMED HEREIN

                       -----------------------------------

                              Dated August 4, 1999

                       -----------------------------------


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

                                TABLE OF CONTENTS


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
1.       Definitions..............................................................................................2

2.       General; Securities Subject to this Agreement............................................................7
         (a)      Grant of Rights.................................................................................7
         (b)      Registrable Securities..........................................................................8
         (c)      Holders of Registrable Securities...............................................................8

3.       Demand Registration......................................................................................8
         (a)      Request for Demand Registration.................................................................8
         (b)      Limitations on Demand Registrations.............................................................9
         (c)      Effective Demand Registration..................................................................10
         (d)      Expenses.......................................................................................10
         (e)      Underwriting Procedures........................................................................10
         (f)      Selection of Underwriters......................................................................11

4.       Incidental or "Piggy-Back" Registration.................................................................11
         (a)      Request for Incidental Registration............................................................11
         (b)      Expenses.......................................................................................12
         (c)      Right to Terminate Registration................................................................12
         (d)      Initial Incidental Registration................................................................12
         (e)      Expenses Relating to Initial Incidental Registration...........................................13
         (f)      Right to Terminate Initial Incidental Registration.............................................13

5.       Form S-3 Registration...................................................................................13
         (a)      Request for a Form S-3 Registration............................................................13
         (b)      Form S-3 Underwriting Procedures...............................................................13
         (c)      Limitations on Form S-3 Registrations..........................................................14
         (d)      Expenses.......................................................................................15
         (e)      No Demand Registration.........................................................................15

6.       Termination.............................................................................................15

7.       Holdback Agreements.....................................................................................15
         (a)      Restrictions on Public Sale by Designated Holders other than the Series E Stockholders.........15
         (b)      Restrictions on Sales by Series E Stockholders.................................................16
         (c)      Restrictions on Public Sale by the Company.....................................................16

8.       Registration Procedures.................................................................................17
         (a)      Obligations of the Company.....................................................................17
         (b)      Seller Information.............................................................................20
         (c)      Notice to Discontinue..........................................................................20
         (d)      Registration Expenses..........................................................................20

9.       Indemnification; Contribution...........................................................................21
         (a)      Indemnification by the Company.................................................................21


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
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
         (b)      Indemnification by Designated Holders..........................................................21
         (c)      Conduct of Indemnification Proceedings.........................................................21
         (d)      Contribution...................................................................................22

10.      Rule 144................................................................................................23

11.      Miscellaneous...........................................................................................23
         (a)      Recapitalizations, Exchanges, etc..............................................................23
         (b)      No Inconsistent Agreements.....................................................................23
         (c)      Remedies.......................................................................................24
         (d)      Amendments and Waivers.........................................................................24
         (e)      Notices........................................................................................24
         (f)      Successors and Assigns; Third Party Beneficiaries..............................................27
         (g)      Counterparts...................................................................................28
         (h)      Headings.......................................................................................28
         (i)      Governing Law..................................................................................28
         (j)      Severability...................................................................................28
         (k)      Entire Agreement...............................................................................28
         (l)      Further Assurances.............................................................................29


                           FIFTH AMENDED AND RESTATED
                            INVESTOR RIGHTS AGREEMENT


         THIS FIFTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (this "Agreement"), is made and entered into this 4th day of August 1999, among Tickets.com, Inc. (formerly "Advantix, Inc."), a Delaware corporation (the "Company"), and the parties set forth on Schedule I annexed hereto.

                                    RECITALS

         WHEREAS, pursuant to an Amended and Restated Investor Rights Agreement (the "Amended Agreement"), dated May 26, 1998, among the Company, General Atlantic Partners 46, L.P., a Delaware limited partnership ("GAP LP"), GAP Coinvestment Partners, L.P., a New York limited partnership ("GAP Coinvestment"), and the persons set forth on Schedule A thereto (the "Existing Stockholders"), the Company granted GAP LP, GAP Coinvestment and the Existing Stockholders certain registration rights and other rights;

         WHEREAS, in connection with the sale and issuance of its Series D Preferred Stock to the Existing Stockholders and General Atlantic Partners 54, L.P., a Delaware limited partnership ("GAP 54"), GAP Coinvestment Partners II, L.P. , a Delaware limited partnership ("GAP Coinvestment II"), Bayview Investors, Ltd. ("Bayview") and certain New Stockholders (as hereinafter defined and, together with GAP 54, GAP Coinvestment II and Bayview, the "Purchasers"), the Company entered into a Second Amended and Restated Investor Rights Agreement (the "Second Agreement"), dated March 19, 1999, with the Purchasers and the other parties to the Amended Agreement which superseded and replaced the Amended Agreement, and pursuant to which the Company granted the parties thereto certain registration rights with respect to the Registrable Securities (as hereinafter defined);

         WHEREAS, The Provident Bank ("Provident") was made a party to the Second Agreement to provide it with certain registration rights previously set forth in Section 7 of that certain Warrant Agreement, dated September 26, 1997;

         WHEREAS, in connection with the merger of TicketsLive Corporation, a New York Corporation, with and into Advantix Acquisition II Corp., a Delaware corporation and a wholly-owned subsidiary of the Company, pursuant to an Agreement and Plan of Merger and Reorganization, dated March 18, 1999, by and among the Company, Advantix Acquisition II Corp., TicketsLive Corporation, CMGI @ Ventures II, LLC ("CMGI"), Liberty Ventures I, L.P. ("Liberty"), Intel Corporation ("Intel"), Karen S. Goetz ("KGoetz"), Donald H. Hellstedt ("Hellstedt"), Lee H. Goetz ("LGoetz"), Christopher G. Smith ("Smith"), and Roy Pinsky ("Pinsky") (CMGI, Liberty, Intel, KGoetz, Hellstedt, LGoetz, Smith and Pinsky are collectively referred to as the "Merger Stockholders"), the Merger Stockholders entered into a Third Amended and Restated Investor Rights Agreement (the "Third Agreement") with the Company and the other parties to the Second Agreement, dated April 10, 1999, which superseded and replaced the Second Agreement, and pursuant to which the Company granted the parties thereto certain registration rights with respect to the Registrable Securities (as hereinafter defined);

         WHEREAS, in connection with the merger of Advantix Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Company, with and into Tickets.com California, Inc. (formerly "Tickets.com, Inc."), a Delaware corporation ("TCI"), pursuant to an Agreement and Plan of Merger and Reorganization, dated January 26, 1999, by and among the Company, Advantix Acquisition Corp., TCI and certain stockholders of TCI, the TCI Stockholders (as hereinafter defined) entered into a Fourth Amended and Restated Investor Rights Agreement (the "Fourth Agreement") with the Company and the other parties to the Third Agreement, dated May 17, 1999, which superseded and replaced the Third Agreement, and pursuant to which the Company granted the parties thereto certain registration rights with respect to the Registrable Securities (as hereinafter defined);

         WHEREAS, as a condition to the purchase of shares of the Company's Series E Preferred Stock, Excite, Inc., a Delaware corporation and a subsidiary of At Home Corporation ("Excite@Home"), and Cox Interactive Media, Inc., a Delaware corporation ("Cox"), have required that the Company grant each of them certain registration rights with respect to the Registrable Securities (as hereinafter defined);

         WHEREAS, pursuant to Section 11(d) of the Fourth Agreement, the parties to the Fourth Agreement desire to amend and restate the Fourth Agreement to bring the Series E Stockholders within the terms of the Fourth Agreement, as so amended and restated;

         NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements set forth herein, the Fourth Agreement is hereby amended and restated to read in its entirety as follows:

         1. Definitions. As used in this agreement the following terms have the meanings indicated:

         "Affiliate" shall mean, with respect to any specified Person, any other Person who is an "affiliate" as defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act of such specified Person and, with respect to any specified Person that is a limited liability company, any member of such limited liability company. The following shall be deemed to be Affiliates of GAP LP and GAP 54: (a) GAP LLC, the members of GAP LLC, the limited partners of GAP LP and the limited partners of GAP 54; (b) any Affiliate of GAP LLC, the members of GAP LLC, the limited partners of GAP LP and the limited partners of GAP 54; and (c) any limited liability company or partnership a majority of whose members or partners, as the case may be, are members, former members, consultants or key employees of GAP LLC. GAP LP, GAP 54, GAP Coinvestment and GAP Coinvestment II shall be deemed to be Affiliates of one another. Each of the Attractor Entities and their respective members shall be deemed to be Affiliates of one another. Each of the idealab! Entities shall be deemed to be Affiliates of one another. Each of the Moore Entities shall be deemed to be Affiliates of one another. SCT and any entity in which IMG Chase/Sports Capital LLC (or its successor) is the managing member or general partner and shall be deemed to be Affiliates of one another. MP3Radio.com L.L.C., a Delaware limited liability company, shall be deemed to be an Affiliate of Cox.

         "Amended Agreement" has the meaning set forth in the recitals to this Agreement.

         "Approved Underwriter" has the meaning set forth in Section 3(f) of this Agreement.

         "Attractor Entities" means (a) Attractor Institutional LP, a Delaware limited partnership, (b) Attractor LP, a Delaware limited partnership, (c) Attractor Ventures LLC, a Delaware limited liability company, and (d) any successor to any of the entities listed in (a)-(c). For the purposes of the definition of Registrable Securities, the term Attractor Entities shall include and refer to the John D. and Catherine T. MacArthur Foundation.

         "Business Day" means any other day other than a Saturday, Sunday or other day on which commercial banks in the State of California are authorized or required by law or executive order to close.

         "Caccavo" shall mean James A. Caccavo.

         "CMGI" has the meaning set forth in the recitals to this Agreement.

         "Common Stock" means the Common Stock, par value $.0001 per share, of the Company or any other equity securities of the Company into which such securities are converted, reclassified, reconstituted or exchanged.

         "Company" has the meaning set forth in the recitals to this Agreement.

         "Company Underwriter" has the meaning set forth in Section 4(a) of this Agreement.

         "Cox" has the meaning set forth in the recitals to this Agreement.

         "Demand Registration" has the meaning set forth in Section 3(a) of this Agreement.

         "Designated Holder" means each of the Existing Stockholders, the General Atlantic Stockholders, the New Stockholders, the Merger Stockholders, the TCI Stockholders and the Series E Stockholders and any transferee of any of them to whom Registrable Securities have been transferred in accordance with the provisions of the Stockholders Agreement and Section 11(f) of this Agreement, other than a transferee to whom Registrable Securities have been transferred pursuant to a Registration Statement under the Securities Act or Rule 144 or Regulation S under the Securities Act.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         "Excite@Home" has the meaning set forth in the recitals in the to this Agreement.

         "Existing Stockholders" has the meaning set forth in the recitals to this Agreement.

         "First Agreement" has the meaning set forth in the recitals in the to this Agreement.

         "Fourth Agreement" has the meaning set forth in the recitals to this Agreement.

         "GAP Coinvestment" has the meaning set forth in the recitals to this Agreement.

         "GAP Coinvestment II" has the meaning set forth in the recitals to this Agreement.

         "GAP 54" has the meaning set forth in the recitals to this Agreement.

         "GAP LLC" means General Atlantic Partners, LLC, a Delaware limited liability company and the general partner of GAP LP and GAP 54, and any successor to such entity.

         "GAP LP" has the meaning set forth in the recitals to this Agreement.

         "General Atlantic Stockholders" means GAP LP, GAP 54, GAP Coinvestment GAP Coinvestment II and any Permitted Transferee (as defined in the Stockholders Agreement) of any of them to which Registrable Securities are transferred in accordance with Section 2.2 of the Stockholders Agreement.

         "Hellstedt" has the meaning set forth in the recitals to this Agreement.

         "Holders' Counsel" has the meaning set forth in Section 8(a)(i) of this Agreement.

         "idealab! Entities" means idealab! Capital Partners I-A LP, a Delaware limited partnership, idealab! Capital Partners I-B LP, a Delaware limited partnership, and any successor entity to either of them.

         "Incidental Registration" has the meaning set forth in Section 4(a) of this Agreement.

         "Indemnified Party" has the meaning set forth in Section 9(c) of this Agreement.

         "Indemnifying Party" has the meaning set forth in Section 9(c) of this Agreement.

         "Initial Company Underwriter" has the meaning set forth in Section 4(d) of this Agreement.

         "Initial Incidental Registration" has the meaning set forth in Section 4(d) of this Agreement.

         "Initial Public Offering" means an underwritten initial public offering pursuant to an effective Registration Statement filed under the Securities Act.

         "Initial Requested Shares" has the meaning set forth in Section 4(d) of this Agreement.

         "Initiating Holders" has the meaning set forth in Section 3(a) of this Agreement.

         "Inspector" has the meaning set forth in Section 8(a)(viii) of this Agreement..

         "Intel" has the meaning set forth in the recitals to this Agreement.

         "IPO Effectiveness Date" means the date upon which the Company consummates its Initial Public Offering.

         "KGoetz" has the meaning set forth in the recitals to this Agreement.

         "LGoetz" has the meaning set forth in the recitals to this Agreement.

         "Liberty" has the meaning set forth in the recitals to this Agreement.

         "Merger Stockholders" has the meaning set forth in the recitals to this Agreement.

         "Moore Entities" means (a) Moore Global Investments, Ltd., a Bahamas corporation, (b) Remington Investments Strategies, L.P., a Delaware limited partnership, (c) Multi-Strategies Fund, L.P., a Delaware limited partnership,
(d) Multi-Strategies Fund Ltd., a Bahamas corporation, and (e) any successor to any of the entities listed in (a)-(d).

         "NASD" has the meaning set forth in Section 8(a)(xiv) of this Agreement.

         "New Stockholders" means each of the TCI Stockholders and Other New Stockholders and any Permitted Transferee (as defined in the Stockholders Agreement) of any of them to whom Registrable Securities are transferred in accordance with Section 2.2 of the Stockholders Agreement.

         "Other New Stockholders" means each of Jackson International, LLC, a Delaware limited liability company, and SCT and any successor entity to either of them.

         "Permitted Transfer" and "Permitted Transferee" shall have the respective meanings set forth in the Stockholders Agreement.

         "Person" means any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

         "Pinsky" has the meaning set forth in the recitals to this Agreement.

         "Preferred Stock" means the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock.

         "Provident" has the meaning set forth in the recitals to this Agreement.

         "Purchasers" has the meaning set forth in the recitals to this Agreement.

         "Records" has the meaning set forth in Section 8(a)(viii) of this Agreement.

         "Registrable Securities" means each of the following: (a) any and all shares of Common Stock owned by the Designated Holders or issued or issuable upon conversion of shares of Preferred Stock, including, without limitation, any shares of Common Stock issued or issuable upon conversion of any shares of preferred stock of the Company acquired by any of the Designated Holders after the date hereof, (b) any other shares of Common Stock acquired or owned by any of the Designated Holders prior to the IPO Effectiveness Date (including Common Stock issued to any Designated Holder upon conversion of convertible securities of the Company or upon exercise of warrants or options granted by the Company to such Designated Holder), or acquired or owned by any of the Designated Holders (other than an Attractor Entity) after the IPO Effectiveness Date if such Designated Holder is an Affiliate of the Company and (c) any shares of Common Stock or voting common stock issued or issuable to any of the Designated Holders with respect to shares of Common Stock or Preferred Stock by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise and shares of Common Stock or voting common stock issuable upon conversion, exercise or exchange thereof. The foregoing notwithstanding, any shares of Common Stock acquired by any Attractor Entity on the IPO Effectiveness Date shall be deemed not to be Registrable Securities.

         "Registration Expenses" has the meaning set forth in Section 8(d) of this Agreement.

         "Registration Statement" means a Registration Statement filed pursuant to the Securities Act.

         "S-3 Initiating Holders" has the meaning set forth in Section 5(a) of this Agreement.

         "S-3 Registration" has the meaning set forth in Section 5(a) of this Agreement.

         "SCT" means Sports Capital Tickets LLC, a limited liability company, and any successor entity thereto.

         "SEC" means the Securities and Exchange Commission.

         "Second Agreement" has the meaning set forth in the recitals to this Agreement.

         "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         "Series A Preferred Stock" means Series A Preferred Stock of the Company, par value $.0001 per share.

         "Series A1 Preferred Stock" means Series A1 Preferred Stock of the Company, par value $.0001 per share.

         "Series B Preferred Stock" means Series B Preferred Stock of the Company, par value $.0001 per share.

         "Series C Preferred Stock" means Series C Preferred Stock of the Company, par value $.0001 per share.

         "Series D Preferred Stock" means Series D Preferred Stock of the Company, par value $.0001 per share.

         "Series E Preferred Stock" means Series E Preferred Stock of the Company, par value $.0001 per share.

         "Series E Stock Purchase Agreement" means the Series E Stock Purchase Agreement, dated as of July 30, 1999, by and among the Company, Excite@Home and Cox.

         "Series E Stockholders" means each of Excite@Home and Cox, any Permitted Transferee (as defined in the Stockholders Agreement) thereof, and any Person who receives Registrable Securities from Excite@Home or Cox or any Permitted Transferee thereof, pursuant to a Permitted Transfer (as defined in the Stockholders Agreement) in accordance with Section 2.2 of the Stockholders Agreement.

         "Smith" has the meaning set forth in the recitals to this Agreement.

         "Stockholders Agreement" means the Fourth Amended and Restated Stockholders Agreement, dated of even date herewith, by and among the Company and the parities identified therein.

         "TCI" has the meaning set forth in the recitals to this Agreement.

         "TCI Stockholders" means (a) each of the Attractor Entities, (b) each of the idealab! Entities, (c) each of the Moore Entities, (d) S.A.M. Trust, (e) Bill Gross' idealab!, a California corporation, (f) James A. Caccavo ("Caccavo"); (g) The John D. and Catherine T. MacArthur Foundation and (h) any Permitted Transferee (as defined in the Stockholders Agreement) of the Persons listed in (a)-(g) above to which Registrable Securities are transferred in accordance with Section 2.2 of the Stockholders Agreement.

         "Third Agreement" has the meaning set forth in the recitals to this Agreement.

         2. General; Securities Subject to this Agreement.

               (a) Grant of Rights. The Company hereby grants registration rights to the Existing Stockholders, the General Atlantic Stockholders, the New Stockholders, the Merger Stockholders the TCI Stockholders and the Series E Stockholders upon the terms and conditions set forth in this Agreement.

               (b) Registrable Securities. For the purposes of this Agreement, Registrable Securities will cease to be Registrable Securities when (i) a Registration Statement covering such Registrable Securities has been declared effective under the Securities Act by the SEC and such Registrable Securities have been disposed of pursuant to such effective Registration Statement, (ii) the entire amount of such Registrable Securities held by a Designated Holder are eligible, in the opinion of counsel reasonably satisfactory to the Company and the Designated Holder, each in their reasonable judgment, to be distributed to the public pursuant to Rule 144 (or any successor provision then in effect) under the Securities Act during any 90-day period or (iii) such Registrable Securities are proposed to be sold or distributed by a Person not entitled to the registration rights granted by this Agreement.

               (c) Holders of Registrable Securities. A Person is deemed to be a holder of Registrable Securities whenever such Person owns of record Registrable Securities, or holds an option to purchase, or a security convertible into or exercisable or exchangeable for, Registrable Securities whether or not such acquisition or conversion has actually been effected and disregarding any legal restrictions upon the exercise of such rights. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company may act upon the basis of the instructions, notice or election received from the registered owner of such Registrable Securities. Registrable Securities issuable upon exercise of an option or upon conversion of another security shall be deemed outstanding for the purposes of this Agreement.

         3. Demand Registration.

               (a) Request for Demand Registration. On any date after 180 days following the IPO Effectiveness Date, if the Company shall receive from (i) any one or more of the General Atlantic Stockholders as a group, acting through GAP LLC or its written designees, (ii) any one or more Existing Stockholders holding at least a majority of the Registrable Securities then held by all Existing Stockholders, (iii) any one or more TCI Stockholders holding at least a majority of the Registrable Securities then held by all TCI Stockholders, or (iv) any one or more Series E Stockholders holding at least a majority of the Registrable Securities then held by all Series E Stockholders (in each case, the "Initiating Holders") a written request that the Company effect any registration, qualification or compliance with respect to the Registrable Securities (a "Demand Registration"), the Company will:

                   (i) promptly give written notice of the proposed registration, qualification or compliance to all other Designated Holders; and

                   (ii) as soon as practicable, use its best efforts to effect such registration, qualification or compliance (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Designated Holder or Designated Holders joining in such request as are specified in a written request received by the Company within twenty (20) days after mailing of such written notice from the Company.

               (b) Limitations on Demand Registrations. Notwithstanding the foregoing, the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 3:

                   (i) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                   (ii) (A) With respect to a request initiated by a General Atlantic Stockholder after the Company has effected two (2) such registrations for the General Atlantic Stockholders pursuant to this Section 3, each such registration has been declared or ordered effective and the securities offered pursuant to each such registration have been sold; (B) with respect to a request initiated by an Existing Stockholder, after the Company has effected two (2) such registrations for the Existing Stockholders pursuant to this Section 3, each such registration has been declared or ordered effective and the securities offered pursuant to each such registration have been sold; (C) with respect to a request initiated by a TCI Stockholder, after the Company has effected one (1) such registration for the TCI Stockholders pursuant to this Section 3, such registration has been declared or ordered effective and the securities offered pursuant to each such registration have been sold; and (D) with respect to a request initiated by a Series E Stockholder, after the Company has effected two
(2) such registrations for the Series E Stockholders pursuant to this Section 3, each such registration has been declared or ordered effective and the securities offered pursuant to each such registration have been sold;

                   (iii) During the period starting with the date sixty (60) days prior to the Company's estimated date of filing of (which date the Company shall notify the Designated Holders in writing of not less that sixty (60) days prior thereto), and ending on the date ninety (90) days immediately following the effective date of, any Registration Statement pertaining to an underwritten offering securities of the Company (other than a registration of securities in a transaction under Rule 145 (or any successor provision then in effect) under the Securities Act or with respect to an employee stock option, stock purchase or similar plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such Registration Statement to become effective and that the Company's estimate of the date of filing such Registration Statement is made in good faith;

                   (iv) If the Company shall furnish to the Initiating Holders a certificate, signed by the Chief Executive Officer or Chief Financial Officer of the Company, stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its stockholders for a Registration Statement to be filed in the near future, then the Company's obligation to use its best efforts to register, qualify or comply under this
Section 3 shall be deferred for a period not to exceed ninety (90) days from the date of receipt of written request from the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve (12) month period.

               (c) Effective Demand Registration. Subject to the provisions of
Section 3(b), the Company shall use its best efforts to cause any such Demand Registration to become and remain effective within ninety (90) days after it receives a request under Section 3(a) hereof. A registration shall not constitute a Demand Registration until it has become effective and remains continuously effective for the lesser of (i) the period during which all Registrable Securities registered in the Demand Registration are sold and (ii) 120 days; provided, however, that a registration shall not constitute a Demand Registration if (x) after such Demand Registration has become effective, such registration or the related offer, sale or distribution of Registrable Securities thereunder is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason not attributable to the Initiating Holders and such interference is not thereafter eliminated or (y) the conditions specified in the underwriting agreement, if any, entered into in connection with such Demand Registration are not satisfied or waived, other than by reason of a failure by the Initiating Holders.

               (d) Expenses. In any registration initiated as a Demand Registration, the Company shall pay all Registration Expenses (other than underwriter's discounts and commissions) in connection therewith, whether or not such Demand Registration becomes effective, provided, however, that the Company shall not be required to pay for any expenses of any Demand Registration begun pursuant to Section 3 if the Demand Registration request is subsequently withdrawn at the request of the Initiating Holders who requested such Demand Registration (in which case all of such Initiating Holders shall bear such expenses), unless such Initiating Holders agree to forfeit their right to one demand registration pursuant to Section 3; provided further, however, that if at the time of such withdrawal, such Initiating Holders reasonably determine in good faith that there is, or is pending, a material adverse change in the condition, business, or prospects of the Company from that known to such Initiating Holders at the time of their request and have withdrawn the request with reasonable promptness following their determination of such material adverse change or disclosure by the Company of such material adverse change, then such Initiating Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 3.

               (e) Underwriting Procedures. If the Initiating Holders holding a majority of the Registrable Securities held by all of the Initiating Holders to which the requested Demand Registration relates so elect, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of a firm commitment underwritten offering and the managing underwriter or underwriters selected for such offering shall be the Approved Underwriter selected in accordance with Section 3(f). In connection with any Demand Registration under this Section 3 involving an underwritten offering, none of the Registrable Securities held by any Designated Holder making a request for inclusion of such Registrable Securities pursuant to Section 3(a) hereof shall be included in such underwritten offering unless such Designated Holder accepts the terms of the underwritten offering as agreed upon by the Company, the Initiating Holders and the Approved Underwriter and enters into an underwriting agreement in customary form with the Approved Underwriter, and then only in such quantity as will not, in the opinion of the Approved Underwriter, jeopardize the success of such offering by the Initiating Holders. If the Approved Underwriter advises the Company in writing that in its opinion marketing factors require a limitation on the number of shares to be underwritten, then the Company shall so advise all Designated Holders and the number of Registrable Securities to be included in the Demand Registration and underwriting shall be reduced, first as to the Designated Holders (who are not Initiating Holders and who requested to participate in such registration pursuant to Section 3(b) hereof) as a group, if any, and second as to the Initiating Holders as a group, pro rata within each group based on the number of Registrable Securities owned by each member of such group at the time of the filing of the Registration Statement.

               (f) Selection of Underwriters. If any Demand Registration or S-3 Registration, as the case may be, of Registrable Securities is in the form of an underwritten offering, the Initiating Holders or S-3 Initiating Holders, as the case may be, holding a majority of the Registrable Securities held by all such Initiating Holders or S-3 Initiating Holders shall select and obtain an investment banking firm of national reputation to act as the managing underwriter of the offering (the "Approved Underwriter"); provided, however, that the Approved Underwriter shall, in any case, be acceptable to the Company in its reasonable judgment.

         3. Incidental or "Piggy-Back" Registration.

               (a) Request for Incidental Registration. At any time after the Initial Public Offering, if the Company proposes to file a Registration Statement under the Securities Act with respect to an offering by the Company for its own account (other than a Registration Statement on Form S-4 or S-8 or any successor thereto), then the Company shall promptly give written notice of such proposed filing to each of the Designated Holders, and such notice shall describe the proposed registration and distribution and offer such Designated Holders the opportunity to register the number of Registrable Securities as each such holder may request (an "Incidental Registration"). The Company shall, and shall use its best efforts to cause the managing underwriter or underwriters selected by the Company for such proposed underwritten offering (the "Company Underwriter") to permit each of the Designated Holders who have requested in writing within twenty (20) calendar days after mailing of the notice provided for in the preceding sentence by the Company, to participate in the Incidental Registration to include its or his Registrable Securities in such offering on the same terms and conditions as the securities of the Company included therein. In connection with any Incidental Registration under this Section 4(a) involving an underwritten offering, the Company shall not be required to include any Registrable Securities in such underwritten offering unless the holders thereof accept the terms of the underwritten offering as agreed upon between the Company and the Company Underwriter, and then only in such quantity as will not, in the opinion of the Company Underwriter, jeopardize the success of the offering by the Company, and enter into an underwriting agreement in customary form with the Company Underwriter. If the Company Underwriter determines that marketing factors require a limitation on the number of shares that may be underwritten, then the Company Underwriter may limit the number of securities to be included in the registration and underwriting. The Company shall also advise all Designated Holders who have requested to participate in the Incidental Registration and the securities entitled to inclusion in such registration will include, first, all of the securities to be offered for the account of the Company; second, the Registrable Securities to be offered for the account of the Designated Holders pursuant to this Section 4, pro rata based on the number of Registrable Securities owned by each such Designated Holder; and third, any other securities requested to be included in such underwritten offering.

               (b) Expenses. The Company shall bear all Registration Expenses (other than underwriter's discounts and commissions relating to the Registrable Securities) in connection with any Incidental Registration pursuant to this
Section 4, whether or not such Incidental Registration becomes effective.

               (c) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this
Section 4 prior to the effectiveness of such registration whether or not any Designated Holder has elected to include Registrable Securities in such registration.

               (d) Initial Incidental Registration. If the Company proposes to file a Registration Statement under the Securities Act with respect to an Initial Public Offering by the Company, then the Company shall promptly give written notice of such proposed filing to KGoetz, and such notice shall describe the proposed registration and distribution and offer KGoetz the opportunity to register up to a maximum of one million (1,000,000) shares of Common Stock (an "Initial Incidental Registration"). The Company shall, and shall use its best efforts to cause the managing underwriter or underwriters selected by the Company for such proposed underwritten offering (the "Initial Company Underwriter") to permit KGoetz, upon request in writing within twenty (20) calendar days after mailing of the notice provided for in the preceding sentence by the Company, to participate in the Initial Incidental Registration to include up to one million (1,000,000) shares of her Common Stock (the "Initial Requested Shares") in such offering on the same terms and conditions as the securities of the Company included therein. In connection with any Initial Incidental Registration under this Section 4(d) involving an underwritten offering, the Company shall not be required to include any Common Stock owned by KGoetz in such underwritten offering unless KGoetz (i) accepts the terms of the underwritten offering as agreed upon between the Company and the Initial Company Underwriter, and then only in such quantity as will not, in the opinion of the Initial Company Underwriter, jeopardize the success of the offering by the Company, and (ii) enters into an underwriting agreement in customary form with the Initial Company Underwriter. If the Initial Company Underwriter determines that marketing factors require a limitation on the number of shares that may be underwritten, then the Initial Company Underwriter may limit the number of securities to be included in the registration and underwriting. The Company shall also advise KGoetz and the securities entitled to inclusion in such registration will include, first, all of the securities to be offered for the account of the Company; second, the Common Stock to be offered for the account of KGoetz pursuant to this Section 4; and third, any other securities requested to be included in such underwritten offering.

               (e) Expenses Relating to Initial Incidental Registration. The Company shall bear all reasonable Registration Expenses (other than underwriter's discounts and commissions relating to the Common Stock being registered by KGoetz) in connection with any Initial Incidental Registration pursuant to this Section 4, whether or not such Initial Incidental Registration becomes effective.

               (f) Right to Terminate Initial Incidental Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 4 prior to the effectiveness of such registration whether or not KGoetz has elected to include Common Stock in such registration.

         5. Form S-3 Registration.

               (a) Request for a Form S-3 Registration. At any time after the Company is eligible to register the Registrable Securities on Form S-3 (or any successor form thereto), (i) one or more of the General Atlantic Stockholders as a group, acting through GAP LLC or its written designee, (ii) one or more of the Existing Stockholders holding at least a majority of the Registrable Securities then held by all Existing Stockholders, (iii) one or more TCI Stockholders, or
(iv) one or more Series E Stockholders (in each case, the "S-3 Initiating Holders") may make a written request to the Company to file a Registration Statement, on Form S-3 for a public offering of shares of Registrable Securities the reasonably anticipated aggregate price to the public of which would exceed $2,500,000 (or any successor form then in effect) (an "S-3 Registration"). The Company shall promptly give written notice of a request for an S-3 Registration to all of the Designated Holders (other than the S-3 Initiating Holders who have requested an S-3 Registration under this Section 5(a)), which notice shall describe the proposed registration and offer such Designated Holders the opportunity to register the number of Registrable Securities as each such Designated Holder may request in writing to the Company, given within ten (10) days of its receipt from the Company of such written notice. The Company shall
(i) take such steps as are necessary or appropriate to prepare for the registration of the Registrable Securities to be registered and (ii) use its best efforts to (x) cause such registration pursuant to this Section 5(a) to become and remain effective as soon as practicable, and (y) include in such offering the Registrable Securities of the Initiating Holders and the Designated Holders who have requested in writing to participate in such registration on the same terms and conditions as the Registrable Securities of the S-3 Initiating Holders included therein.

               (b) Form S-3 Underwriting Procedures. If the S-3 Initiating Holders holding a majority of the Registrable Securities held by all of the S-3 Initiating Holders to which the requested S-3 Registration relates so elect, the Company shall use its reasonable efforts to cause such S-3 Registration pursuant to this Section 5 to be in the form of a firm commitment underwritten offering and the managing underwriter or underwriters selected for such offering shall be the Approved Underwriter selected in accordance with Section 3(f). In connection with any S-3 Registration under Section 5(a) involving an underwritten offering, the Company shall not be required to include any Registrable Securities in such underwritten offering unless the Designated Holders thereof accept the terms of the underwriting as agreed upon between the Company, the Approved Underwriter and the S-3 Initiating Holders and enter into an underwriting agreement in customary form with the Approved Underwriter, and then only in such quantity as will not, in the opinion of such underwriter, jeopardize the success of such offering by the S-3 Initiating Holders. If the Approved Underwriter determines that marketing factors require a limitation on the number of shares that may be underwritten, then the Approved Underwriter may limit the number of securities to be included in the registration and underwriting. The Company shall so advise all Designated Holders who have requested to participate in the S-3 Registration and the securities entitled to inclusion in such registration will include, first, all of the Registrable Securities to be offered for the account of the S-3 Initiating Holders; second, the Registrable Securities to be offered for the account of the other Designated Holders who requested inclusion of their Registrable Securities pursuant to Section 5(a), pro rata based on the number of Registrable Securities owned by such Designated Holders, and third, any other securities requested to be included in such underwritten offering.

               (c) Limitations on Form S-3 Registrations. Notwithstanding the foregoing, the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 5:

                   (i) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by Securities Act;

                   (ii) If within a twelve (12) month period preceding the date of such request, the Company has effected two (2) such registrations on Form S-3 pursuant to this Section 5, each such registration has been declared or ordered effective;

                   (iii) During the period starting with the date sixty (60) days prior to the Company's estimated date of filing of (which date the Company shall notify the S-3 Initiating Holders in writing of not less than sixty (60) days prior thereto), and ending on the date ninety (90) days immediately following the effective date of, any Registration Statement pertaining to an underwritten offering of securities of the Company (other than a registration of securities in a transaction under Rule 145 (or any successor provision then in effect) under the Securities Act or with respect to an employee stock option, stock purchase or similar plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such Registration Statement to become effective and that the Company's estimate of the date of filing such Registration Statement is made in good faith;

                   (iv) If the Company shall furnish to the Designated Holders a certificate, signed by the Chief Executive Officer or Chief Financial Officer of the Company, stating that in good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its stockholders for a Registration Statement to be filed in the near future, then the Company's obligation to use its best efforts to register, qualify or comply under this
Section 5 shall be deferred for a period not to exceed ninety (90) days from the date of receipt of written request from the S-3 Initiating Holders;

                   (v) If Form S-3 is not available for such offering by the S-3 Initiating Holders.

               (d) Expenses. In connection with any registration pursuant to this Section 5, the Company shall pay all Registration Expenses (other than underwriter's discounts and commissions), whether or not such registration becomes effective.

               (e) No Demand Registration. No registration requested by any S-3 Initiating Holder pursuant to this Section 5 shall be deemed a Demand Registration pursuant to Section 3.

         6. Termination. This Agreement shall terminate and be of no further force or effect on such time as there shall no longer be any Registrable Securities outstanding. This Agreement shall also terminate as to any party that no longer holds Registrable Securities. The foregoing notwithstanding, Sections 7, 9, 10 and 11(c) shall survive the termination of this Agreement

         7. Holdback Agreements.

               (a) Restrictions on Public Sale by Designated Holders other than the Series E Stockholders. If and to the extent requested by the Company, the Initiating Holders or the S-3 Initiating Holders, as the case may be, in the case of a non-underwritten public offering or if and to the extent requested by the Approved Underwriter or the Company Underwriter, as the case may be, in the case of an underwritten public offering, each Designated Holder of Registrable Securities, other than a Series E Stockholder, agrees not to effect any sale, short sale, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities or of any securities convertible into or exchangeable or exercisable for such Registrable Securities, including a sale pursuant to Rule 144 under the Securities Act, during (i) with respect to an Initial Public Offering, the 180-day period or such shorter period agreed upon by such Designated Holder and the requesting party or (ii) in any other case, the 90-day period or such shorter period agreed upon by such Designated Holder and the requesting party, beginning on the effective date of such Registration Statement (except as part of such registration). The Company may impose stop-transfer instructions with respect to such securities subject to the foregoing restriction until the end of such period. The provisions of this Section 7(a) shall terminate eighteen (18) months from the IPO Effectiveness Date with respect to each Designated Holder who is not an Affiliate of the Company at that time; provided, however, that in the event that following the IPO Effectiveness Date (A) one or more Designated Holders has properly exercised its registration rights pursuant to the Section 3, Section 4 or Section 5 of this Agreement in connection with an underwritten public offering and (B) the Approved Underwriter or the Company Underwriter, as the case may be, has determined that marketing factors require that less than 50% of the Registrable Securities requested to be included in such offering by such Designated Holders may be so included and has so advised such Designated Holders in writing, the provisions of this Section 7(a) shall terminate as of the date the underwriters so advise the Designated Holders.

               (b) Restrictions on Sales by Series E Stockholders.

                   (i) If and to the extent requested by the Approved Underwriter or the Company Underwriter, as the case may be, in the case of an underwritten public offering, each Series E Stockholder, agrees not to effect any sale, short sale, loan, grant any option for the purchase of, or otherwise dispose of (other than in connection with a transfer to a Permitted Transferee that agrees to be bound by and subject to the terms and conditions of this Agreement) any Registrable Securities or of any securities convertible into or exchangeable or exercisable for such Registrable Securities, including a sale pursuant to Rule 144 under the Securities Act, during (i) with respect to an Initial Public Offering, the 180-day period or such shorter period agreed upon by such Designated Holder and the requesting party or (ii) with respect to any other underwritten public offering, the 90-day period or such shorter period agreed upon by such Series E Stockholder and the requesting party, beginning on the effective date of such

Registration Statement (except as part of such registration). The Company may impose stop-transfer instructions with respect to such securities subject to the foregoing restriction until the end of such period. The provisions of this
Section 7(b)(i) shall terminate eighteen (18) months from the IPO Effectiveness Date with respect to each Series E Stockholder.

                   (ii) Each Series E Stockholder agrees that it shall not transfer (other than in connection with a transfer to a Permitted Transferee that agrees to be bound by and subject to the terms and conditions of this Agreement), (A) during the one-year period following its purchase of Series E Preferred Stock from the Company, more than 10% of the Registrable Securities purchased by it under the Series E Stock Purchase Agreement and (B) thereafter during the two-year period following the first anniversary of its purchase of Series E Preferred Stock from the Company, more than 50% of the Registrable Securities purchased by it under the Series E Stock Purchase Agreement in any subsequent, consecutive 12-month period. In addition, each Series E Stockholder agrees that it shall not transfer any Registrable Securities or any right, title or interest therein to any of USA Networks, Ticketmaster Holdings, Ticketmaster, Inc., Ticketmaster-CitySearch, and SFX Entertainment; provided, however, that such restriction shall terminate in the event that any of the foregoing entities acquires substantially all of Company's assets or more than 50% of the outstanding capital stock of the Company.

               (c) Restrictions on Public Sale by the Company. The Company agrees not to effect any public sale or distribution of any of its securities, or any securities convertible into or exchangeable or exercisable for such securities (except pursuant to registrations on Form S-4 or S-8 or any successor thereto), during the period beginning on the effective date of any Registration Statement in which the Designated Holders of Registrable Securities are participating and ending on the earlier of (i) the date on which all Registrable Securities registered on such Registration Statement are sold and (ii) 120 days after the effective date of such Registration Statement (except as part of such registration).

         8. Registration Procedures.

               (a) Obligations of the Company. Whenever registration of Registrable Securities has been requested pursuant to Section 3, Section 4 or
Section 5 of this Agreement, the Company shall use its best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of distribution thereof as quickly as practicable, and in connection with any such request, the Company shall, as expeditiously as possible:

                   (i) prepare and file with the SEC a Registration Statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of such Registrable Securities in accordance with the intended method of distribution thereof, and use its best efforts to cause such Registration Statement to become effective; provided, however, that (x) before filing a Registration Statement or prospectus or any amendments or supplements thereto, if counsel for the Company does not make itself available to serve as counsel to the Designated Holders, then the Company shall provide one counsel selected by the Designated Holders holding a majority of the Registrable Securities being registered in such registration ("Holders' Counsel") and any other Inspector with an adequate and appropriate opportunity to participate in the preparation of such Registration Statement and each prospectus included therein (and each amendment or supplement thereto) to be filed with the SEC, which documents shall be subject to the review of Holders' Counsel, and (y) the Company shall notify the Holders' Counsel, if any, and each seller of Registrable Securities of any stop order issued or threatened by the SEC and take all reasonable action required to prevent the entry of such stop order or to remove it if entered;

                   (ii) prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the lesser of (x) 120 days and (y) such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement;

                   (iii) as soon as reasonably possible, furnish to each seller of Registrable Securities, prior to filing a Registration Statement, copies of such Registration Statement as is proposed to be filed, and thereafter such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such Registration Statement (including each preliminary prospectus) and such other documents as each such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

                   (iv) register or qualify such Registrable Securities under such other securities or "blue sky" laws of such jurisdictions as any seller of Registrable Securities may request, and to continue such qualification in effect in such jurisdiction for as long as permissible pursuant to the laws of such jurisdiction, or for as long as any such seller requests or until all of such Registrable Securities are sold, whichever is shortest, and do any and all other acts and things which may be reasonably necessary or advisable to enable any such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided, however, that the Company shall not be required to (x) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this
Section 8(a)(iv), (y) subject itself to taxation in any such jurisdiction or (z) consent to general service of process in any such jurisdiction;

                   (v) cause the Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the seller or sellers of Registrable Securities to consummate the disposition of such Registrable Securities;

                   (vi) notify each seller of Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such Registration Statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and the Company shall promptly prepare and file with the SEC or any other applicable government agency a supplement or amendment to such prospectus and furnish to each seller a reasonable number of copies of such supplement to or amendment of such prospectus as may be necessary so that, after delivery to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made;

                   (vii) enter into and perform customary agreements (including an underwriting agreement in customary form with the Approved Underwriter or Company Underwriter, if any, selected as provided in Section 3, Section 4 or
Section 5, as the case may be) and take such other actions as are prudent and reasonably required in order to expedite or facilitate the disposition of such Registrable Securities;

                   (viii) make available for inspection by any seller of Registrable Securities, any managing underwriter participating in any disposition of such Registrable Securities pursuant to a Registration Statement, Holders' Counsel, if any, and any attorney, accountant or other agent retained by any such seller or any managing underwriter (each, an "Inspector" and collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's and its subsidiaries' officers, directors and employees, and the independent public accountants of the Company, to supply all information reasonably requested by any such Inspector in connection with such Registration Statement. Records that the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless
(x) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the Registration Statement, (y) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (z) the information in such Records was known to the Inspectors on a non-confidential basis prior to its disclosure by the Company or has been made generally available to the public. Each seller of Registrable Securities agrees that it shall, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

                   (ix) if such sale is pursuant to an underwritten offering, use its best efforts to obtain a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters or as the managing underwriter reasonably requests;

                   (x) use its best efforts to furnish, at the request of any seller of Registrable Securities on the date such securities are delivered to the underwriters for sale pursuant to such registration or, if such securities are not being sold through underwriters, on the date the Registration Statement with respect to such securities becomes effective, an opinion, dated such date, of counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the seller making such request, covering such legal matters with respect to the registration in respect of which such opinion is being given as such seller may reasonably request and are customarily included in such opinions;

                   (xi) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable but no later than fifteen (15) months after the effective date of the Registration Statement, an earnings statement covering a period of twelve (12) months beginning after the effective date of the Registration Statement, in a manner which satisfies the provisions of
Section 11(a) of the Securities Act and Rule 158 thereunder;

                   (xii) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed;

                   (xiii) keep Holders' Counsel, if any, advised in writing as to the initiation and progress of any registration under Section 3, Section 4 or
Section 5 hereunder;

                   (xiv) cooperate with each seller of Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD"); and

                   (xv) take all other steps necessary to effect the registration of the Registrable Securities contemplated hereby.

               (b) Seller Information. The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such securities as the Company may from time to time reasonably request in writing.

               (c) Notice to Discontinue. Each Designated Holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 8(a)(vi), such Designated Holder shall forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Designated Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 8(a)(vi) and, if so directed by the Company, such Designated Holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Designated Holder's possession, of the prospectus covering such Registrable Securities which is current at the time of receipt of such notice. If the Company shall be required to give any such notice, the Company shall extend the period during which such Registration Statement shall be maintained effective pursuant to this Agreement (including, without limitation, the period referred to in Section 8(a)(ii)) by the number of days during the period from and including the date of the giving of such notice pursuant to Section 8(a)(vi) to and including the date when the sellers of such Registrable Securities under such Registration Statement shall have received the copies of the supplemented or amended prospectus contemplated by and meeting the requirements of Section 8(a)(vi).

               (d) Registration Expenses. The Company shall pay all expenses arising from or incident to the performance of, or compliance with, this Agreement, including, without limitation, (i) SEC, stock exchange and NASD registration and filing fees, (ii) all fees and expenses incurred in complying with securities or "blue sky" laws (including reasonable fees, charges and disbursements of counsel in connection with "blue sky" qualifications of the Registrable Securities), (iii) all printing, messenger and delivery expenses, (iv) the fees, charges and disbursements of counsel to the Company and of the Company's independent public accountants and any other legal or accounting fees, charges and expenses incurred by the Company (including, without limitation, any expenses arising from any "cold comfort" letters or any special audits incident to or required by any registration or qualification) and, in the case of a Demand Registration, subject to the provisions of Section 3(d), any reasonable charges and expenses incurred by the Initiating Holders, including the reasonable fees of Holders' counsel, if any, and (v) any liability insurance or other premiums for insurance obtained in connection with any Demand Registration or piggy-back registration thereon, Incidental Registration or S-3 Registration pursuant to the terms of this Agreement, regardless of whether such Registration Statement is declared effective. All of the expenses described in this Section 8(d) are referred to herein as "Registration Expenses."

         9. Indemnification; Contribution.

               (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, each Designated Holder, its officers, directors, trustees, partners, employees, advisors and agents and each Person who controls (within the meaning of the Securities Act or the Exchange Act) such Designated Holder from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue, or allegedly untrue, statement of a material fact contained in any Registration Statement, prospectus or preliminary prospectus or notification or offering circular (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information concerning such Designated Holder furnished in writing to the Company by such Designated Holder expressly for use therein. The Company shall also provide customary indemnities to any underwriters of the Registrable Securities, their officers, directors and employees and each Person who controls such underwriters (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the Designated Holders of Registrable Securities.

               (b) Indemnification by Designated Holders. In connection with any Registration Statement in which a Designated Holder is participating pursuant to
Section 3, Section 4 or Section 5 hereof, each such Designated Holder shall furnish to the Company in writing such information with respect to such Designated Holder as the Company may reasonably request or as may be required by law for use in connection with any such Registration Statement or prospectus and each Designated Holder agrees to indemnify and hold harmless, to the fullest extent permitted by law, the Company, each other Designated Holder selling Registrable Securities pursuant to such Registration Statement, any underwriter retained by the Company and their respective directors, officers, employees and each Person who controls the Company, such other Designated Holder(s) or such underwriter (within the meaning of the Securities Act and the Exchange Act) to the same extent as the foregoing indemnity from the

Company to the Designated Holders, but only with respect to any such information with respect to such Designated Holder furnished in writing to the Company by such Designated Holder expressly for use therein; provided, however, that the total amount to be indemnified by such Designated Holder pursuant to this
Section 9(b) shall be limited to the net proceeds received by such Designated Holder in the offering to which the Registration Statement or prospectus relates unless the obligations of such Designated Holder hereunder arise out of or are based upon willful misconduct of such Designated Holder.

               (c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder (the "Indemnified Party") agrees to give prompt written notice to the indemnifying party (the "Indemnifying Party") after the receipt by the Indemnified Party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which the Indemnified Party intends to claim indemnification or contribution pursuant to this Agreement; provided, however, that the failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party of any liability that it may have to the Indemnified Party hereunder unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action. If notice of commencement of any such action is given to the Indemnifying Party as above provided, the Indemnifying Party shall be entitled to participate in and, to the extent it may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and satisfactory to such Indemnified Party. The Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel (other than reasonable costs of investigation) shall be paid by the Indemnified Party unless (i) the Indemnifying Party agrees to pay the same, (ii) the Indemnifying Party fails to assume the defense of such action with counsel satisfactory to the Indemnified Party in its reasonable judgment or
(iii) in the reasonable opinion of the counsel to the Indemnified Party either
(x) representation of such Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct or (y) there may be one or more legal defenses available to the Indemnified Party which are different from or additional to those available to the Indemnifying Party. In any of such cases, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party. No Indemnifying Party shall be liable for any settlement entered into without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the consent of such Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which such Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability for claims that are the subject matter of such proceeding.

               (d) Contribution. If the indemnification provided for in this
Section 9 from the Indemnifying Party is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative faults of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Sections 9(a), 9(b) and 9(c), any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding; provided that the total amount to be indemnified by a Designated Holder shall be limited to the net proceeds received by such Designated Holder in the offering unless the obligations of such Designated Holder hereunder arise out of or are based upon willful misconduct of such Designated Holder.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 9(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

               (e) Notwithstanding the foregoing provisions of this Section 9, to the extent that the provisions relating to indemnification and contribution in an underwriting agreement entered into by the Company in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

         10. Rule 144. The Company covenants that it shall (a) file any reports required to be filed by it under the Exchange Act and (b) take such further action as each Designated Holder of Registrable Securities may reasonably request (including providing any information necessary to comply with Rules 144 and 144A under the Securities Act), all to the extent required from time to time to enable such Designated Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rules 144 and 144A under the Securities Act, as such rule may be amended from time to time, or (ii) any similar rules or regulations hereafter adopted by the SEC. The Company shall, upon the request of any Designated Holder of Registrable Securities, deliver to such Designated Holder a written statement as to whether it has complied with such requirements.

         11. Miscellaneous.

               (a) Recapitalizations, Exchanges, etc. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to (i) the shares of Common Stock, (ii) any and all shares of voting common stock of the Company into which the shares of Common Stock are converted, exchanged or substituted in any recapitalization or other capital reorganization by the Company and (iii) any and all equity securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in conversion of, in exchange for or in substitution of, the shares of Common Stock and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof. The Company shall cause any successor or assign (whether by sale, merger or otherwise) to enter into a new registration rights agreement with the Designated Holders on terms substantially the same as this Agreement as a condition of any such transaction.

               (b) No Inconsistent Agreements. The Company represents and warrants that it has not granted to any Person the right to request or require the Company to register any securities issued by the Company, which rights have not been terminated, other than the rights granted to the Designated Holders herein. The Company shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Designated Holders in this Agreement or grant any additional registration rights which are prior in right to or inconsistent with the rights granted in this Agreement to any Person or with respect to any securities that are not Registrable Securities.

               (c) Remedies. The Designated Holders, in addition to being entitled to exercise all rights granted by law, including recovery of damages, shall be entitled to specific performance of their rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive in any action for specific performance the defense that a remedy at law would be adequate.

               (d) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may be given, only if consented to in writing by (i) the Company, (ii) the Existing Stockholders holding Registrable Securities representing (after giving effect to any adjustments) at least a majority of the aggregate number of Registrable Securities owned by all of the Existing Stockholders, (iii) the General Atlantic Stockholders holding Registrable Securities representing (after giving effect to any adjustments) at least a majority of the aggregate number of Registrable Securities owned by all of the General Atlantic Stockholders, (iv) the TCI Stockholders holding Registrable Securities representing (after giving effect to any adjustments) at least a majority of the aggregate number of Registrable Securities owned by all of the TCI Stockholders; provided, however, that no amendment or waiver shall be binding upon a TCI Stockholder that, together with all Affiliates of such TCI Stockholder, beneficially owns more than 4% of the Registrable Securities owned by all of the TCI Stockholders unless such TCI Stockholder has consented in writing to such amendment or waiver, (v) the Other New Stockholders holding Registrable Securities representing (after giving effect to any adjustments) at least a majority of the aggregate number of Registrable Securities owned by all of the Other New Stockholders, (vi) the Merger Stockholders holding Registrable Securities representing (after giving effect to any adjustments) at least a majority of the aggregate number of Registrable Securities owned by all of the Merger Stockholders and (vii) the Series E Stockholders holding Registrable Securities representing (after giving effect to any adjustments) at least a majority of the aggregate number of Registrable Securities owned by all of the Series E Stockholders; provided, however, that if such amendment, modification, supplement or waiver adversely affects the rights of any Series E Stockholder without similarly affecting the rights of all Series E Stockholders, then such amendment, modification, supplement or waiver shall not be binding on such Series E Stockholder without the written consent of such

Series E Stockholder. Any such written consent shall be binding upon the Company and all of the Designated Holders.

               (e) Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be made by registered or certified first-class mail, return receipt requested, telecopier, courier service, overnight mail or personal delivery:

                   (i)    if to the Company:

                          Tickets.com, Inc.
                          4675 MacArthur Court, Suite 1400
                          Newport Beach, CA 92660
                          Telecopy:      (714) 862-5412
                          Attention:

                          with a copy to:

                          Brobeck, Phleger & Harrison L.L.P.
                          38 Technology Drive
                          Irvine, CA 92618-2301
                          Telecopy:      (949) 790-6301
                          Attention:     Bruce A. Hallett, Esq.

                   (ii)   if to any of the General Atlantic Stockholders:

                          c/o General Atlantic Service Corporation
                          3 Pickwick Plaza
                          Greenwich, Connecticut  06830
                          Telecopy:      (203) 622-8818
                          Attention:     Mr. William E. Ford

                          with a copy to:

                          Paul, Weiss, Rifkind, Wharton & Garrison
                          1285 Avenue of the Americas
                          New York, New York 10019-6064
                          Telecopy:      (212) 757-3990
                          Attention:     Matthew Nimetz, Esq.

                   (iii)  if to a TCI Stockholder,

                          at its address as it
                          appears on the record
                          books of the Company with
                          a copy to:

                          Bryan Cave LLP Two North
                          Central Avenue Suite 2200
                          Phoenix, Arizona
                          85004-4406 and a copy to:

                          Buchalter, Nemer, Fields & Younger
                          A Professional Corporation
                          601 South Figueroa Street, 24th Floor
                          Los Angeles, California 90017
                          Attention:  Rick Cohen

                   (iv)   if to CMGI:

                          CMGI @ Ventures II, LLC
                          100 Brickstone Square, 5th Floor
                          Andover, MA  01810
                          Telecopy:      (978) 684-3660
                          Attention:     Guy Bradley
                                         Andrew J. Hajducky III

                          with a copy to:

                          Hutchins, Wheeler & Dittmar
                          A Professional Corporation
                          101 Federal Street
                          Boston, MA  02110
                          Telecopy:      (617) 951-1295
                          Attention:     Thomas M. Camp, Esq.

                   (v)    If to Liberty:

                          Liberty Ventures I, L.P.
                          200 South Broad Street, 8th Floor
                          Philadelphia, PA  19103
                          Telecopy:      (215) 732-4644
                          Attention:     David J. Robkin, Vice President
                          with a copy to:

                          Hutchins, Wheeler & Dittmar
                          A Professional Corporation
                          101 Federal Street
                          Boston, MA  02110
                          Telecopy:      (617) 951-1295
                          Attention:     Thomas M. Camp, Esq.

                   (vi)   If to Intel:

                          Intel Corporation
                          2200 Mission College Blvd.
                          Santa Clara, CA  95052
                          Attention:     M & A Portfolio Manager (RN6-46)

                   (vii) if to a Merger Stockholder, at its address as it appears on the record books of the Company:

                          with a copy to:

                          Roberts, Sheridan & Kotel
                          A Professional Corporation
                          Tower Forty-Nine
                          12 East 49th Street
                          New York, NY 10017
                          Telecopy:         (212) 299-8686
                          Attention:        William Brennan

                   (viii) if to any other Designated Holder, at its address as it appears on the record books of the Company.

         All such notices and communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier or overnight mail, if delivered by commercial courier service or overnight mail; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied.

               (f) Successors and Assigns; Third Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties hereto. The Demand Registration rights and the S-3 Registration rights of the General Atlantic Stockholders, the Existing Stockholders and the TCI Stockholders contained in Section 3 and
Section 5 hereof and the other rights of each of the General Atlantic Stockholders, the Existing Stockholders and the TCI Stockholders with respect thereto shall be, with respect to any Registrable Security, (i) automatically transferred (A) in the case of such rights of the General Atlantic Stockholders, among the General Atlantic Stockholders, (B) in the case of such rights of the Existing Stockholders, among the Existing Stockholders and (C) in the case of such rights of the TCI Stockholders, among the TCI Stockholders; and
(ii) in all other cases, transferred only with the consent of the Company. The incidental or "piggy-back" registration rights of the Designated Holders contained in Sections 3(a) and 4 hereof and the other rights of each of the Designated Holders with respect thereto shall be, with respect to any Registrable Security, automatically transferred by such Designated Holder to any Person who is the transferee of such Registrable Security, provided that such transferee holds at least $2.5 million of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), and (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement; and (c) such assignment shall be effective only if immediately following such transfer such securities will continue to be restricted securities under the Securities Act. For the purposes of determining the number of Registrable Securities held by a transferee or assignee, the holders of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking actions under this Agreement. All of the obligations of the Company hereunder shall survive any such transfer. No Person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of any of the rights granted hereunder.

               (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

               (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

               (i) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW OF ANY JURISDICTION.

               (j) Severability.If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, it being intended that all of the rights and privileges of the Designated Holders shall be enforceable to the fullest extent permitted by law.

               (k) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and in the Stockholders Agreement. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter, including, without limitation, the Fourth Agreement. This Agreement shall become effective as to each Series E Stockholder upon the execution hereof by such Series E Stockholder, and shall become effective as to each other party hereto when the requisite parties set forth in Section 11(d) of the Fourth Agreement have executed this Agreement.

               (l) Further Assurances. Each of the parties shall execute such documents and perform such further acts as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement on the date first written above.

                                TICKETS.COM, INC.


                                By:          /s/  John M. Markovich
                                    --------------------------------------------
                                    Name:    John M. Markovich
                                    Title:   EVP & Chief Financial Officer


                                GENERAL ATLANTIC PARTNERS 46, L.P.

                                By:   GENERAL ATLANTIC PARTNERS, LLC,
                                      its General Partner


                                By:          /s/  William E. Ford
                                    --------------------------------------------
                                    Name:    William E. Ford
                                    Title:   A Managing Member


                                GENERAL ATLANTIC PARTNERS 54, L.P.

                                By:   GENERAL ATLANTIC PARTNERS, LLC,
                                      its General Partner


                                By:          /s/  William E. Ford
                                    --------------------------------------------
                                    Name:    William E. Ford
                                    Title:   A Managing Member


                                GAP COINVESTMENT PARTNERS, L.P.


                                By:          /s/  William E. Ford
                                    --------------------------------------------
                                    Name:    William E. Ford
                                    Title:   A Managing Member

                                GAP COINVESTMENT PARTNERS II, L.P.


                                By:          /s/  William E. Ford
                                    --------------------------------------------
                                    Name:    William E. Ford
                                    Title:   A Managing Member

                                THE PROVIDENT BANK


                                By:          /s/  Thomas W. Doe
                                    --------------------------------------------
                                    Name:    Thomas W. Doe
                                    Title:   Vice President


                                R4 HOLDINGS L.L.C.


                                By:
                                    --------------------------------------------
                                    Name:
                                    Title:


                                             /s/  James S. Cassano
                                    --------------------------------------------
                                    James S. Cassano


                                             /s/  Laurence F. Schwartz
                                    --------------------------------------------
                                    Laurence F. Schwartz


                                SCHWARTZ-ROSENSWEIG FAMILY LIMITED PARTNERSHIP


                                By:          /s/  Laurence F. Schwartz
                                    --------------------------------------------
                                    Name:    Laurence F. Schwartz
                                    Title:   General Partner


                                VENTANA EXPRESS, L.L.C.


                                By:          /s/
                                    --------------------------------------------
                                    Name:
                                    Title:

                                HILL INTERNATIONAL, INC.


                                By:
                                    --------------------------------------------
                                    Name:
                                    Title:


                                PLAYHOUSE SQUARE FOUNDATION


                                By:          /s/  Art J. Falco
                                    --------------------------------------------
                                    Name:    Art J. Falco
                                    Title:   President


                                THE SHAREHOLDERS' REPRESENTATIVE, as
                                representative of certain former shareholders of Bay Area Seating Serving, Inc.


                                By:          /s/  Harold Silen
                                    --------------------------------------------
                                    Name:    Harold Silen
                                    Title:   Shareholders' Representative


                                INDUSTRIFORSIKRING, A.S.


                                By:          /s/  Per Arne Myklehost
                                    --------------------------------------------
                                    Name:    Per Arne Myklehost
                                    Title:   Managing Director


                                             /s/  Walter J. Kaczor, Jr.
                                    --------------------------------------------
                                    Walter J. Kaczor, Jr.


                                CHRISTINA INVESTMENTS LTD.


                                By:
                                    --------------------------------------------
                                    Name:
                                    Title:

                                HERITAGE FINANCE & TRUST COMPANY



                                By:          /s/  Alvaro Vila
                                    --------------------------------------------
                                    Name:    Alvaro Vila
                                    Title:   President VP


                                ZESIGER CAPITAL GROUP LLC, As Agent and
                                Attorney-in-Fact for the ZCG Investors listed on
                                Schedule II attached hereto


                                By:          /s/  A. Z. Zesiger
                                    --------------------------------------------
                                    Name:    A.Z. Zesiger
                                    Title:


                                ATTRACTOR INSTITUTIONAL LP

                                By:  Attractor Ventures LLC, its General Partner


                                By:          /s/  Harvey Allison
                                    --------------------------------------------
                                    Name:    Harvey Allison, MM
                                    Title:   Attractor Ventures LLC, GP
                                             Attractor Institutional LP


                                ATTRACTOR VENTURES, LLC


                                By:          /s/  Harvey Allison
                                    --------------------------------------------
                                    Name:    Harvey Allison, MM
                                    Title:   Attractor Ventures LLC


                                THE JOHN D. AND CATHERINE T. MACARTHUR
                                FOUNDATION


                                By:
                                    --------------------------------------------
                                    Name:
                                    Title:

                                ATTRACTOR LP

                                By: Attractor Ventures LLC, its General Partner


                                By:          /s/  Harvey Allison
                                    --------------------------------------------
                                    Name:    Harvey Allison, MM
                                    Title:   Attractor Ventures LLC, GP
                                             Attractor LP


                                COTSAKOS REVOCABLE TRUST U/A/D 9/3/87


                                By:
                                    --------------------------------------------
                                    Name:
                                    Title:

                                SUZANNE R. COTSAKOS REVOCABLE TRUST
                                U/A DTD 2/16/99

                                By:
                                    --------------------------------------------
                                    Name:
                                    Title:

                                IDEALAB! CAPITAL PARTNERS I-A LP

                                By: idealab! Capital Management I, LLC,
                                    its General Partner

                                By:          /s/  William S. Elkus
                                    --------------------------------------------
                                    Name:    William S. Elkus
                                    Title:   Managing Member


                                IDEALAB! CAPITAL PARTNERS I-B LP

                                By: idealab! Capital Management I, LLC,
                                    its General Partner

                                By:          /s/  William S. Elkus
                                    --------------------------------------------
                                    Name:    William S. Elkus
                                    Title:   Managing Member

                                MOORE GLOBAL INVESTMENTS, LTD.

                                By: Moore Capital Management, Inc.,
                                    its Trading Advisor

                                By:          /s/  Savvas Savvinidis
                                    --------------------------------------------
                                    Name:    Savvas Savvinidis
                                    Title:   Director of Operations

                                REMINGTON INVESTMENTS STRATEGIES, L.P.

                                By: Moore Capital Advisors, L.L.C.,
                                    its General Partner

                                By:          /s/  Savvas Savvinidis
                                    --------------------------------------------
                                    Name:    Savvas Savvinidis
                                    Title:   Director of Operations

                                MULTI-STRATEGIES FUND, L.P.

                                By: Moore Capital Management, Inc.,
                                    its Trading Advisor

                                By:          /s/  Savvas Savvinidis
                                    --------------------------------------------
                                    Name:    Savvas Savvinidis
                                    Title:   Director of Operations


                                MUTLI-STRATEGIES FUND LTD.

                                By: Moore Capital Advisors, L.L.C.,
                                    its General Partner

                                By:          /s/  Savvas Savvinidis
                                    --------------------------------------------
                                    Name:    Savvas Savvinidis
                                    Title:   Director of Operations


                                S.A.M. TRUST


                                By:          /s/  G. Breslava
                                    --------------------------------------------
                                    Name:    G. Breslava
                                    Title:   Trustee

                                SPORTS CAPITAL TICKETS, LLC


                                By:          /s/  David S. Moross
                                    --------------------------------------------
                                    Name:    David S. Moross
                                    Title:   Managing Partner

                                JACKSON INTERNATIONAL, LLC


                                By:          /s/  Myung-Ho Lee
                                    --------------------------------------------
                                    Name:    Myung-Ho Lee
                                    Title:   Vice President


                                             /s/  James A. Caccavo
                                    --------------------------------------------
                                    James A. Caccavo


                                BK (1999), LLC

                                By:          /s/  Karen S. Goetz Long
                                    --------------------------------------------
                                    Name:    Karen S. Goetz Long
                                    Title:   Manager

                                             /s/  Karen S. Goetz
                                    --------------------------------------------
                                    Karen S. Goetz


                                             /s/  Christopher G. Smith
                                    --------------------------------------------
                                    Christopher G. Smith


                                INTEL CORPORATION


                                By           /s/  Arvind Sodhani
                                    --------------------------------------------
                                    Name:    Arvind Sodhani
                                    Title:   Vice President and Treasurer

                                CMG @ VENTURES II, LLC

                                By:  ________________, its General Partner

                                By:          /s/  Andrew J. Hajducky
                                    --------------------------------------------
                                    Name:    Andrew J. Hajducky
                                    Title:   Managing Member

                                LIBERTY VENTURES I, L.P.

                                By: Liberty Ventures Inc., its General Partner

                                By:          /s/  David J. Robkin
                                    --------------------------------------------
                                    Name:    David J. Robkin
                                    Title    Vice President

                                IDEALAB! HOLDINGS, LLC
                                (formerly Bill Gross' Idealab)

                                By:          /s/  Leonard by proxy Bill Gross
                                    --------------------------------------------
                                    Name:    Leonard by proxy Bill Gross
                                    Title:

                                EXCITE, INC.


                                By           /s/  Mark C. Stevens
                                    --------------------------------------------
                                    Name:    Mark C. Stevens
                                    Title:   Executive Vice President

                                COX INTERACTIVE MEDIA, INC.


                                By:          /s/  William L. Killeen Jr.
                                    --------------------------------------------
                                    Name:    William L. Killeen Jr.
                                    Title:   Vice President

                                   SCHEDULE I



GENERAL ATLANTIC STOCKHOLDERS
-----------------------------

General Atlantic Partners 46, L.P.

GAP Coinvestment Partners, L.P.

General Atlantic Partners 54, L.P.

GAP Coinvestment Partners II, L.P.



TCI STOCKHOLDERS
----------------

Attractor Institutional LP

Attractor LP

Attractor Ventures, LLC

idealab! Capital Partners I-A LP

idealab! Capital Partners I-B LP

Moore Global Investments, Ltd.

Remington Investments Strategies, L.P.

Multi-Strategies Fund, L,P.

Multi-Strategies Fund Ltd.

S.A.M. Trust

Bill Gross' idealab!

James A. Caccavo

The John D. and Catherine T. MacArthur Foundation



OTHER NEW STOCKHOLDERS
----------------------

Sports Capital Tickets, LLC

Jackson International, LLC



MERGER STOCKHOLDERS
-------------------

Karen S. Goetz

Donald M. Hellstedt

Lee H. Goetz

Christopher G. Smith

Pinsky & Pinsky

CMGI @ Ventures II, LLC

Liberty Ventures I, L.P.

Intel Corporation



SERIES E STOCKHOLDERS
---------------------

Excite, Inc.

Cox Interactive Media, Inc.

EXISTING STOCKHOLDERS
---------------------


COMMON HOLDERS
--------------
All Asia Company Ltd.
   Suite 705
   148 Chung Shiao East Road
   Section 4
   Taipei, Taiwan, R.O.C.

James S. Cassano

International Capital Partners, Inc.

IPCC Investments, Inc.
6033 West Century Blvd.
   Suite 850
   Los Angeles, CA 90045

Hill International, Inc.

Playhouse Square Foundation
   1501 Euclid Avenue
   Suite 810
   Cleveland, OH 44115

PS Holdings, Ltd.
   Peti #24, Tingkat 24
   Bangunan MAS
   Jalan Sultan Ismail
   50250 Kuala Lumpur

R4 Holdings, L.L.C.

Laurence F. Schwartz

Ventana Express, L.L.C.

SERIES A HOLDERS
----------------

Walter J. Kczor, Jr.
   28842 Curiew Lane
   Laguna Niguel, CA 92677

PS Holdings, Ltd.
   Peti #24, Tingkat 24
   Bangunan MAS
   Jalan Sultan Ismail
   50250 Kuala Lumpur

All Asia Company Ltd.
   Suite 705
   148 Chung Shiao East Road
   Section 4
   Taipei, Taiwan, R.O.C.

Ethan Ho
   c/o All Asia Company Ltd.
   Suite 705
   148 Chung Shiao East Road
   Section 4
   Taipei, Taiwan, R.O.C.

Lu Ta Wen
   c/o All Asia Company Ltd.
   Suite 705
   148 Chung Shiao East Road
   Section 4
   Taipei, Taiwan, R.O.C.

Maria Mung
   c/o All Asia Company Ltd.
   Suite 705
   148 Chung Shiao East Road
   Section 4
   Taipei, Taiwan, R.O.C.

Johnny I-Mon Wu
   c/o All Asia Company Ltd.
   Suite 705
   148 Chung Shiao East Road
   Section 4
   Taipei, Taiwan, R.O.C.

Robert R. Rufts and Joyce A. Tufts
Trustees U/A, dated September 18,
1987
   2900 Clay Street
   San Francisco, CA 94115

David A. Thompson and Diane T.
Thompson, husband and wife, as
community property
   650 California Street
   Suite 3130
   San Francisco, CA 94108

Giacomo Garaventa
   Archivgasse 8, CH-6431
   Schwyz, Switzerland

Industriforiskring A.S.
   P.O. Box 357, SF00101
   Helsinki, Finland

First Investment Partner A/S
   Toldbodgade 53
   1253 Kobenhavn K, Denmark

IPCC Investments Inc.
   6033 West Century Blvd.
   Suite 850
   Los Angeles, CA 90045

Hammer Investments A/S
   P.O. Box 1449
   Vika N-0115
   Oslo, Norway

Heritage Finance & Trust Company
   Cours Des Bastions 12
   P.O. Box 3341
   1211 Geneva 3, Switzerland

Fredrik C. Schreuder
   Medical Venture Management A/S
   Oslo, Norway

Christina Investments Limited
   c/o Fidux Trust Company Ltd.
   7 Storeys Gate
   London SW1P 3AT, England

Jackson, Tufts, Cole & Black
   Profit Sharing Program FBO
   Carl J. Stoney, Jr.
   650 California Street
   San Francisco, CA 94108

Plenen A.S.
   Pareliusuenen SA, N-U77
   Oslo, Norway

Taksiah Haji Dolmat
   Peti #24, Tingkat 24
   Bangunan MAS
   Jalan Sultan Ismail
   50205 Kuala Lumpur

Trygve Fjetland
   c/o PROBAT A/S
   Bjerkesileen 14, 0487
   Oslo, Norway

Altimex Trading Co.
   Koll Center
   501 West Broadway
   Suite 550
   San Diego, CA 92101

Bernardo Lahoz, Jr. and Vivian Lahoz,
as community property
   2732 Skywood Place
   Anaheim, CA 92804

Fairlane Ventures Ltd.
   6033 West Century Blvd.
   Suite 850
   Los Angeles, CA 90045

SERIES B HOLDERS
----------------

Industriforsikring A.S.
   c/o Norsk Hydro
   A.S. Investments, N-0240
   Oslo, Norway
   Attn: Runar Gulhaugen,
         Vice President

Altimex Trading Co.
   Koll Center
   501 West Broadway
   Suite 550
   San Diego, CA 92101

Banque SCS Alliance
   c/o Brown Brothers and Harriman
   59 Wall Street
   New York, NY 10005

Cantrade Banca Privata Lugana SA
   Viale St. Franscini 22
   6900 Lugano, Switzerland
   Attn: Giogio Bemasconi,
         Vice President

David Tien Siks Kiang
   Suite 750
   148 Chung Shiao East Road
   Section 4
   Taipei, Taiwan, R.O.C.
   Attn: Benjamin P.L. Feng,
         Director

Heritage Finance & Trust Co.
   Cours Des Bastions 12
   P.O. Box 3341
   1211 Geneva 3, Switzerland
   Attn: Jean-Jacques Delavy

Makoto Yasuda
   Yasuda & Pama Ltd.
   Shinwa Building, 5th Floor
   2-9-11 Toranomon, Miwato-Ku
   Tokyo 105 Japan
   Attn: Yuriko Mi, Secretary

IPCC Investments, Inc.
   6033 West Century Boulevard
   Suite 850
   Los Angeles, CA 90045
   Attn: Vivian Lahoz

PS Holdings, Ltd.
   Peti #24, Tingkat 24
   Bangunan MAS
   Jalan Sultan Ismail
   50205 Kuala Lumpur
   Attn: Ms. Taksiah Haji Dolmat,
   Senior Manager - Investment

Sagres Group, Ltd.
   TS Fiduciaria SA
   Riva Altertolli 1, P.O. Box 3464
   6901 Lugano, Switzerland
   Attn: Domenico Searfo

Technology Gateway Partners, LP
   1881 Von Karman Avenue
   Suite 350
   Irvine, CA 92612
   Attn: Dan M. Afrasiabi

First Investment Partners a/S
   Toldbodgade 53
   1253 Kobehaven K, A/S
   Reg. No. 66.433 Denmark
   Attn: Jens Erik Host, President

Fordbridge International, Ltd.
   Suite 750
   148 Chung Shiao East Road
   Section 4, Taipei, Taiwan, R.O.C.
   Attn: Benjamin P.L. Feng,
         Director

Lu Ta-Wen
   Suite 750
   148 Chung Shiao East Road
   Section 4, Taipei, Taiwan, R.O.C.
   Attn: Benjamin P.L. Feng,
         Director

Pesona Kaya SDN, BHD
   Pesona Kaya, SDN, BHD
   12th Floor, Wisma Merdeka
   Jalan Tun Razak, 88000 Kota
   Kinabalu, P.O. Box 107721, 88807
   Kota Kinabalu, Sabah,
   East Malaysia
   Attn: Chung Tai Sang

Trygve Fjetland
   c/o PROBAT A/S
   Bjerkealleen 14, 0487
   Oslo, Norway
   Attn: Trygve Fjetland, Director

Camco BVI Ltd.

Rich Products Corporation

Banque SCA Alliance

Min Hau Tsai

Baloo A/S

Zeiseger Capital Group,
LLC, as Agent and
Attorney-in-Fact for the
Series B Investors listed
on Schedule II attached
hereto

WARRANTHOLDERS
--------------

The Provident Bank

Ventana Express, L.L.C.

Shareholders'
Representative as defined
in that certain Stock
Purchase Agreement, dated
September 18, 1997, among
Bay Area Seating Services,
Inc. ("BASS"), certain
former shareholders of BASS
and the Company

CONVERTIBLE NOTE HOLDERS
------------------------

Hill International, Inc.

                                   SCHEDULE I

                 SCHEDULE OF SERIES B PREFERRED STOCK INVESTORS

                                                                                            STATE OF         NO. OF
                NAME                                           RECORD HOLDER                DOMICILE         SHARES
                ----                                           -------------                --------         ------
Alza Corporation Retirement Plan                   Daly & Co.                                  CA            100,000

Arthur D. Little Employee Investment Plan          Kane & Co.                                  MA            520,000

City of Milford Pension & Retirement Plan          City of Milford Pension & Retirement        CT            240,000
                                                   Plan

NFIB Employee Pension Trust                        Houvis & Co. FBO NFIB Employee              TN            120,000
                                                   Pension Trust

Norwalk Employees' Pension Plan                    Hare & Co.                                  CT            120,000

Public Employee Retirement System of Idaho         Mellon Bank NA custodian for                ID            760,000
                                                   PERSI-Zesiger Capital

City of Stamford Firemen's Pension Fund            City of Stamford Firemen's Pension          CT            120,000
                                                   Fund

State of Oregon PERSZCG                            Westcoast & Co.                             OR          2,800,000

Tab Products Co. Pension Plan                      Kane & Co.                                  CA            120,000

Trustees of Amherst College                        Dengel & Co.                                MA            120,000

Brearley School General Investment Fund            Dengel & Co.                                NY             60,000

Dean Witter Foundation                             Daly & Co.                                  CA            100,000

Lazar Foundation                                   Hare & Co..                                 OR             40,000

Planned Parenthood of NY                           Heil & Co.                                  NY             40,000

Butler Family LLC                                  Daly & Co.                                  CA             40,000

Susan Uris Halpern                                 Hare & Co.                                  NJ             60,000

Fred & Lucy Giampino JTWROS                        Fred & Lucy Giampino JTWROS                 NY             20,000

Andrew Heiskell                                    Aulis & Co.                                 NY            120,000

Helen Hunt                                         Cudd & Co.                                  NM             40,000

Jeanne L. Morency                                  Jeanne L. Morency                           VA             40,000

Murray Capital, LLC                                Murray Capital, LLC                         NY             60,000

                                                                                            STATE OF         NO. OF
                NAME                                           RECORD HOLDER                DOMICILE         SHARES
                ----                                           -------------                --------         ------
Domenic J. Mizio                                   Domenic J. Mizio                            NY            100,000

Morgan Trust Co. of the Bahamas Ltd. as Trustee    Morgan Trust Co. of the Bahamas Ltd.      FOREIGN          80,000

U/A/D 11/30/93                                     as Trustee U/A/D 11/30/93

William B. Lazar                                   William B. Lazar                            OR             40,000

Wells Family LLC                                   Atwell & Co.                                NY            160,000

Harold & Grace Willens JTWROS                      Harold & Grace Willens JTWROS               CA             40,000

Albert L. Zesiger                                  Albert L. Zesiger                           CT            200,000

Barrie Ramsay Zesiger                              Barrie Ramsay Zesiger                       CT             80,000

Wolfson Investment Partners LP                     Wolfson Investment Partners LP              DE             60,000